Exhibit 99.1 Jefferies Client and Creditor Overview FEBRUARY 2023 © 2023 Jefferies Financial Group Inc.

Notes on Forward Looking Statements This document contains “forward looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements include statements about our future and statements that are not historical facts. These forward looking statements are usually preceded by the words “expect”, “intend”, “may”, “will”, or similar expressions. Forward looking statements may contain expectations regarding revenues, earnings, operations, and other results, and may include statements of future performance, plans, and objectives. Forward looking statements also include statements pertaining to our strategies for future development of our business and products. Forward looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Information regarding important factors that could cause actual results to differ, perhaps materially, from those in our forward looking statements is contained in reports we file with the Securities and Exchange Commission (“SEC”). You should read and interpret any forward looking statement together with reports we file with the SEC. 2

Jefferies At A Glance A Global, Full-Service Expertise and depth across advisory, underwriting, equities, fixed income, alternative asset and wealth management Investment Banking Firm Providing investor and corporate clients with the highest Client-Focused quality advice, execution and service We operate globally in the Americas, Europe and the Middle East, and Asia- Global Footprint Pacific. Robust long-term funding and capital base, comparatively low leverage Strong, Stable Foundation and free from dependence upon government support Positioned to Seize Having broadened our product offering and hired additional key talent continually, Jefferies is positioned to continue to grow Market Share 3

Earnings Update – Fourth Quarter 2022 and Full Fiscal Year 2022 Fourth Quarter Ended November 30, 2022 Fiscal Year Ended November 30, 2022 § Net Revenues: $1,438 million§ Net Revenues: $5,979 million § Pre-Tax Earnings: $195 million§ Pre-Tax Earnings: $1,056 million § Net Earnings: $141 million§ Net Earnings: $782 million NET REVENUES BY SOURCE NET REVENUES BY SOURCE ($ Millions) ($ Millions) 4

Liquidity and Funding Principles Jefferies’ long-standing liquidity and funding principles have maintained the strength and soundness of our platform across market cycles § Owning inventory that is composed of liquid assets that turn over regularly, with Level 3 Financial Instruments Owned at approximately 4% of Financial Instruments Owned as of 11/30/2022 § Maintaining a sound, long-term funding and capital base and reasonable leverage relative to our business activity § No material reliance on short-term unsecured funding or customer balances. No commercial paper program § Short-term secured funding that is readily and consistently available through clearing houses, or fixed for periods of time that exceed the expected tenure of the inventory they are funding § Assessing capital reserves and maintaining liquidity to withstand adverse changes in the trading or financing markets and a firm specific idiosyncratic stress § Where appropriate, entering into joint ventures with complementary long-term partners to pursue business opportunities that otherwise may exceed our capital capacity or risk tolerance (e.g., Jefferies Finance) 5

Core Operating Principles Jefferies is focused on the following core principles to manage risk and deliver across-the-cycle revenue and earnings growth: § Jefferies maintains a very liquid, financeable and low-risk balance sheet Strong Liquidity § Jefferies maintains a consistent, carefully managed leverage ratio, and has demonstrated the operational and financial flexibility to reduce leverage in Limited Leverage times of stress § Jefferies continues to increase investment banker productivity Driving Productivity § Since 2008, Jefferies has grown market share by: – Taking advantage of market dislocation and our competitors’ ongoing struggles to enter new Taking Market Share businesses and regions and expand existing capabilities – Delivering broader and better capabilities to our clients § Jefferies is transparent, not arrogant, client focused and creditor friendly Culture 6

Strong Capital Structure and Ample Liquidity § Jefferies maintains a highly liquid balance sheet, with low gross leverage and exposure to illiquid assets, and significant structural liquidity § Jefferies continues to manage the size of its balance sheet in response to market conditions and volatility – Total assets: $51.1 billion (1) – Leverage: 5.0x (2) – Tangible gross leverage: 5.9x § Long-term capital of $17.5 billion (1) Leverage ratio equals total assets divided by total equity. (2) Tangible gross leverage ratio and tangible gross assets are non-GAAP financial measures. Tangible gross leverage ratio equals tangible gross assets divided by tangible common shareholders' equity. Tangible gross assets equals total assets less goodwill and identifiable intangible assets. Tangible common shareholders' equity represents total common shareholders' equity less goodwill and identifiable intangible assets. The tangible gross leverage ratio is used by rating agencies in assessing our leverage ratio. See Appendix on page 17 for a reconciliation to GAAP measures. Note: All figures are as of November 30, 2022 7

Limited Leverage § Jefferies has a long-standing policy of carefully managing balance sheet leverage § In periods of stress, Jefferies has demonstrated the ability to rapidly reduce leverage without unduly impacting our business (1) Tangible gross leverage ratio and tangible gross assets are non-GAAP financial measures. Tangible gross leverage ratio equals tangible gross assets divided by tangible common shareholders' equity. Tangible gross assets equals total assets less goodwill and identifiable intangible assets. Tangible common shareholders' equity represents total common shareholders' equity less goodwill and identifiable intangible assets. The tangible gross leverage ratio is used by rating agencies in assessing our leverage ratio. See Appendix on page 17 for a reconciliation to GAAP measures. 8

Strong Liquidity

Jefferies' trading inventory is liquid and low-risk, rapidly turning in order to serve client flow

Very Liquid Inventory

- 78% of financial instruments owned are readily and consistently financeable at haircuts of 10% or less
- Level 3 Financial Instruments Owned represent only ~4% of long inventory

Reliable Secured Funding

- Approximately 61% of our cash and non-cash repurchase financing activities use collateral that is considered eligible collateral by central clearing corporations
- No reliance on short-term unsecured funding or customer balances. No commercial paper program

Client-Focused

- Fee and flow-based businesses represent preponderance of net revenues

Note: All figures are as of November 30, 2022

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Jefferies

Level 3 Financial Instruments Owned Overview § As of November 30, 2022, approximately 96% of inventory is Level 1 and 2, with a minimal amount of Level 3 Financial Instruments Owned § As of November 30, 2022, Level 3 Financial Instruments Owned represent only 9.5% of tangible common shareholders' equity Level 3 Financial Instruments Owned as a Percentage of Financial instruments Owned (1) Level 3 Financial Instruments Owned as a Percentage of Tangible Common Shareholders' Equity (1) Tangible common shareholders' equity (a non-GAAP financial measure) represents total common shareholders' equity less goodwill and identifiable intangible assets. See Appendix on page 17 for a reconciliation to GAAP measures. 10

Value-at-Risk (VaR) Notes: 1) A one-day time horizon, with a one-year look-back period, and a 95% confidence level was used. 11

Liquidity Pool Jefferies maintains significant excess liquidity on hand Total Liquidity Pool ($ Millions) (2) (1) (1) Consists of high-quality sovereign government securities and reverse repurchase agreements collateralized by U.S. government securities and other high quality sovereign government securities; securities issued by a designated multilateral development bank and reverse repurchase agreements with underlying collateral comprised of these securities. In addition, amounts include unencumbered inventory representing an estimate of the amount of additional secured financing that could be reasonably expected to be obtained from our financial instrument owned that are currently not pledged after considering reasonable financing haircuts. (2) Cash and cash equivalents plus other liquidity sources, divided by total assets. 12

Unsecured Long-Term Debt Profile § As of November 30, 2022, our $7.5 billion carrying value of unsecured long-term debt had a weighted average maturity of approximately 9.5 years § No maturity of unsecured long-term debt in a single year is greater than 20% of outstanding long-term debt Long-Term Unsecured Debt Maturity Schedule ($ Millions) 13

Credit Ratings Group Jefferies Financial Group Inc. Agency Rating Outlook Standard & Poor’s BBB Stable Moody’s Baa2 Stable Fitch BBB Positive Subsidiaries (1) Jefferies LLC Agency Rating Outlook Standard & Poor’s BBB+ Stable Moody’s Baa1 Stable (2) Jefferies International Limited Agency Rating Outlook Standard & Poor’s BBB+ Stable Moody’s Baa1 Stable (3) Jefferies GmbH Agency Rating Outlook Standard & Poor’s BBB+ Stable Moody’s Baa1 Stable 1) US incorporated entity, regulated by the US SEC 14 Note: As of February 1, 2023 2) UK incorporated entity, regulated by the UK FCA 3) DE incorporated entity, regulated by BaFin

Appendix

Jefferies Financial Group Inc. Consolidated Balance Sheet ($ Millions) Note: As presented in Jefferies Financial Group Inc. public filings. (1) Leverage ratio equals total assets divided by total equity. (2) Tangible gross leverage ratio (a non-GAAP financial measure) equals total assets of $51,058 million less goodwill and identifiable intangible assets of $1,876 million divided by tangible common shareholders' equity of $8,357 million. Tangible common shareholders' equity represents total common shareholders' equity of $10,233 million less goodwill and identifiable intangible assets of $1,876 million. The tangible gross leverage ratio is used by rating agencies in assessing our leverage ratio. 16

Jefferies Financial Group Inc. Tangible Assets and Tangible Common Shareholders' Equity GAAP Reconciliation 2020 2021 2022 2022 (Amounts in $ Billions, Except for Ratios) 4Q 4Q 3Q 4Q Total Assets (GAAP) 49.8 56.1 51.5 51.1 Less: Goodwill and Intangibles 1.9 1.9 1.9 1.9 Tangible Gross Assets (Non-GAAP) 47.9 54.2 49.6 49.2 Total Common Shareholders' Equity (GAAP) 9.6 10.7 10.3 10.2 Less: Goodwill and Intangibles 1.9 1.9 1.9 1.9 Tangible Common Shareholders' Equity (Non-GAAP) 7.6 8.8 8.4 8.4 Gross Leverage(GAAP) 5.2x 6.8x 5.0x 5.0x Tangible Gross Leverage (Non-GAAP) 6.3x 6.2x 5.9x 5.9x Note: Tangible gross assets and tangible common shareholders' equity are unaudited non-GAAP financial measures that begin with information prepared in accordance with U.S. GAAP and then are adjusted to exclude goodwill and intangibles. Management believes that the tangible gross assets and tangible common shareholders' equity are common metrics used by many investors in its industry to evaluate performance from period to period. 17